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LETTER OF TRANSMITTAL
For Offer to Exchange
All Outstanding 9% Senior Notes due 2012
and
All Outstanding 10 3/4% Senior Subordinated Notes due 2014
of
US ONCOLOGY, INC.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            , 2005 (THE "EXPIRATION DATE") UNLESS EXTENDED.

The Exchange Agent is:
LASALLE BANK NATIONAL ASSOCIATION

By Mail, Hand or Overnight Delivery:	By Facsimile:
LaSalle Bank National Association Corporate Trust Administration 135 South LaSalle Street, Suite 1960 Chicago, IL 60603	(312) 904-2970 For Information or Confirmation by Telephone: (312) 904-2236

        Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

        The undersigned acknowledges receipt of the Prospectus dated                        , 2005 (the "Prospectus") of US Oncology,  Inc. (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuer's offer (the "Exchange Offer") to exchange their 9% Senior Notes due 2012 which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Senior Exchange Notes") for their outstanding 9% Senior Notes due 2012 (the "Outstanding Senior Notes" and, together with the Senior Exchange Notes, the "Senior Notes") and their 10 3/4% Senior Subordinated Notes due 2014 which have been registered under the Securities Act (the "Senior Subordinated Exchange Notes") for their outstanding 10 3/4% Senior Subordinated Notes due 2014 (the "Outstanding Senior Subordinated Notes" and, together with the Senior Subordinated Exchange Notes, the "Senior Subordinated Notes") from the holders thereof.

        The terms of the Senior Exchange Notes and the Senior Subordinated Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Senior Notes and Senior Subordinated Exchange Notes, respectively, for which they may be exchanged pursuant to the Exchange Offer, except that the Senior Exchange Notes and Senior Subordinated Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE

PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING SENIOR NOTES AND/OR OUTSTANDING SENIOR SUBORDINATED NOTES TENDERED HEREWITH

Name(s) and Address(es) of Registered Holder(s)/ (Please fill in)		Series of Outstanding Notes*	Certificate Number(s)**	Aggregate Principal Amount Represented by Outstanding Notes**	Principal Amount Tendered***

Total:

*	Designate either Outstanding Senior Notes or Outstanding Senior Subordinated Notes
**	Need not be completed by book-entry holders.
***	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Senior Notes or Outstanding Senior Subordinated Notes. See instruction 2.

        Holders of Outstanding Senior Notes or Outstanding Senior Subordinated Notes whose respective notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Senior Notes or Outstanding Senior Subordinated Notes according to the guaranteed delivery procedures set forth in the Prospectus.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Senior Notes or Outstanding Senior Subordinated notes, respectively, are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Senior Notes or Outstanding Senior Subordinated Notes are held of record by The Depository Trust Company ("DTC").

  CHECK HERE IF TENDERED OUTSTANDING SENIOR NOTES AND/OR OUTSTANDING SENIOR SUBORDIANTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):
Name of Eligible Guarantor Institution that Guaranteed Delivery:
Date of Execution of Notice of Guaranteed Delivery:
If Delivered by Book-Entry Transfer:
Name of Tendering Institution:
Account Number:
Transaction Code Number:

  CHECK HERE IF SENIOR EXCHANGE NOTES AND/OR SENIOR SUBORDINATED EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:
Address:

  CHECK HERE IF SENIOR EXCHANGE NOTES AND/OR SENIOR SUBORDINATED EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:
Address:

  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING SENIOR NOTES AND/OR OUTSTANDING SENIOR SUBORDINATED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Senior Exchange Notes or Senior Subordinated Exchange Notes. If the undersigned is a broker-dealer that will receive Senior Exchange Notes and/or Senior Subordinated Exchange Notes for its own account in exchange for Outstanding Senior Notes and/or Outstanding Senior Subordinated Exchange Notes, respectively, that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Senior Exchange Notes and/or Senior Subordinated Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes, acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Issuer or who has an arrangement or understanding with respect to the distribution of the Senior Exchange Notes or Senior Subordinated Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Outstanding Senior Notes and/or Senior Subordinated Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Senior Notes and/or Senior Subordinated Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes to be assigned, transferred and exchanged.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes and to acquire Senior Exchange Notes and/or Senior Subordinated Exchange Notes, respectively, issuable upon the exchange of such tendered Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Outstanding Senior Notes and Outstanding Senior Subordinated Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes or transfer ownership of such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively, on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Senior Notes and Outstanding Senior Subordinated Notes by the Issuer and the issuance of Senior Exchange Notes and Senior Subordinated Exchange Notes, respectively, in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement dated August 4, 2004, among Oiler Acquisition Corp. and Citigroup Global Markets Inc. (the "Registration Rights Agreement"), and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

        The undersigned understands that tenders of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer's acceptance for exchange of such tendered Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes.

        By tendering shares of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes and executing this Letter of Transmittal, the undersigned represents that Senior Exchange Notes and/or Senior Subordinated Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Senior Exchange Notes or Senior Subordinated Exchange Notes, that the undersigned is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such Senior Exchange Notes and/or Senior Subordinated Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Senior Exchange Notes and/or Senior Subordinated Exchange Notes. If the undersigned or the person receiving such Senior Exchange Notes and/or Senior Subordinated Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Senior Exchange Notes and/or Senior Subordinated Exchange Notes for its own account in exchange for Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively, that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Senior Exchange Notes and or Senior Subordinated Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        Any holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes using the Exchange Offer to participate in a distribution of the Senior Exchange Notes and/or Senior Subordinated Exchange Notes, respectively, (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

        Certificates for all Senior Exchange Notes and/or Senior Subordinated Exchange Notes delivered in exchange for tendered Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively, and any Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

        The undersigned, by completing the box entitled "Description of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying substitute Form W-9)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes hereby tendered or in whose name Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))
Date

Name(s)

(Please Print)
Capacity (full title)

Address

(Including Zip Code)
Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 3)

Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm

(Include Zip Code)

Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

        To be completed ONLY if Senior Exchange Notes, Senior Subordinated Exchange Notes, Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively, whose name(s) appear(s) above.

Issue:	☐	Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes not tendered to:
	☐	Senior Exchange Notes and/or Senior Subordinated Exchange Notes to:
Name(s)

Address:

(Include Zip Code)
Daytime Area Code and Telephone No.

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

        To be completed ONLY if Senior Exchange Notes, Senior Subordinated Exchange Notes, Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes not tendered are to be sent to someone other than the registered holder of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively, whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:	☐	Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes not tendered to:
	☐	Senior Exchange Notes and/or Senior Subordinated Exchange Notes to:
Name(s)

Address:

(Include Zip Code)
Area Code and Telephone No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

        A holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

        Holders of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes may tender such notes by book-entry transfer by crediting the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

        The method of delivery of this Letter of Transmittal, the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Outstanding Senior Notes, Outstanding Senior Subordinated Notes or Letters of Transmittal should be sent to the Issuer.

        Holders whose Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes are not immediately available or who cannot deliver their Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the applicable Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes are registered, and, if applicable, the certificate numbers of such notes to be tendered; and (iii) all tendered Outstanding Senior Notes and Outstanding Senior Subordinated Notes (or a confirmation of any book-entry transfer of such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes for exchange.

2.    Partial Tenders; Withdrawals.

        If less than the entire principal amount of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes tendered in the box entitled "Description of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes Tendered Herewith." A newly issued certificate for the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, respectively, submitted but not tendered will be sent to such holder as soon as practicable after the applicable Expiration Date. All Outstanding Senior Notes and Outstanding Senior Subordinated Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

        If not yet accepted, a tender pursuant to the applicable Exchange Offer may be withdrawn prior to the Expiration Date.

        To be effective with respect to the tender of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuer notifies the Exchange Agent that it has accepted the tender of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes to be withdrawn; (iii) identify the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes to be withdrawn (including the principal amount of such notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such notes and the principal amount of such notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes promptly following receipt of notice of withdrawal. If Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn such notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

        Any Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer—Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

3.    Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of such notes.

        When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes) of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes listed, such notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such notes.

        If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

        Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"). If Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes are registered in the name of a person other than the signer of this Letter of Transmittal, such notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.    Special Issuance and Delivery Instructions.

        Tendering holders should indicate, as applicable, the name and address to which the Senior Exchange Notes or Senior Subordinated Exchange Notes or certificates for Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes by book-entry transfer may request that such notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.    Transfer Taxes.

        The Issuer shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Senior Notes and Outstanding Senior Subordinated Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing Senior Exchange Notes, Senior Subordinated Exchange Notes, Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any other person other than the registered holder of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes tendered, or if tendered Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.    Waiver of Conditions.

        The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.    Mutilated, Lost, Stolen or Destroyed Securities.

        Any holder whose Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.    Substitute Form W-9

        Each holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes whose notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number ("TIN") (e.g., the holder's Social Security or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Outstanding Senior Notes, Outstanding Senior Subordinated Notes, Senior Exchange Notes or the Senior Subordinated Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Senior Notes, Outstanding Senior Subordinated Notes, Senior Exchange Notes or the Senior Subordinated Exchange Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service.

9.    Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

        IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes whose respective notes are accepted for exchange may be subject to backup withholding unless the holder provides LaSalle Bank National Association, as Paying Agent (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes is awaiting a TIN), (B) that the holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes is not subject to backup withholding because (x) such holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes is exempt from backup withholding, (y) such holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes that he or she is no longer subject to backup withholding and (C) that the holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes is a U.S. individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes may also be subject to certain penalties imposed by the Internal Revenue Service.

        Certain holders of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding requirements. However, exempt holders of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, provide its TIN and indicate by checking the appropriate boxes in Part 4 of the Substitute Form W-9 that it is a corporation and that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit the appropriate Form W-8BEN, rather than a Form W-9, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Senior Notes, Outstanding Senior Subordinated Notes, Senior Exchange Notes or Senior Subordinated Exchange Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

        The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

        The holder of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of such notes. If the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Paying Agent.    Social Security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give name and the SOCIAL SECURITY number (or individual taxpayer identification number) of—

1	An individual's account		The individual
2	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account
3	Custodian account of a minor (Uniform Gift to Minors Act)		The minor
4	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee
	b.	So-called trust account that is not a legal or valid trust under State law.	The actual owner

For this type of account:			Give the name and the EMPLOYER IDENTIFICATION number of—

5	Sole proprietorship account or single owner LLC		The owner (you may use the owner's Social Security number or employer identification number) (you must show the name of the owner but you may also enter your business or "doing business as" name)
6	A valid trust, estate or pension trust		The legal entity (do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)
7	Corporate or LLC electing corporate status on Form 8832		The corporation
8	Religious, charitable, or educational organization account or an association, club or other tax-exempt organization		The organization
9	Partnership or multi-member LLC		The partnership
10	A broker or registered nominee		The broker or nominee
11	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments)		The public entity

*
Note: If no name is circled when there is more than one name listed, the TIN will be considered to be that of the first name listed.GUIDELINES FOR

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, Form SS-4, Application for Employer Identification Number or Form W-7, Application for Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

        To complete Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, check the box in Part 3, sign and date the Form, and give it to the requester.

Payee Exempt from Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodian account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  •
  The United States, or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  •
  An international organization or any agency, or instrumentality thereof.

  •
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

        Payees that may be specifically exempted from backup withholding on certain payments include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States.

  •
  A real estate investment trust.

  •
  A nominee or custodian.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  A trust exempt from tax under section 664 or described in section 4947.

  •
  An entity registered at all times during the taxable year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

        Exempt payees should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYING AGENT, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX LABELLED "EXEMPT FROM BACKUP WITHHOLDING", SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

Penalties

1.
Penalty for Failure to Furnish Taxpayer identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

3.
Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may be subject to criminal penalties including fines and/or imprisonment.

4.
Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of Federal Law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

PAYER'S NAME: LaSalle Bank National Association, as Exchange Agent

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN AND CERTIFY BY SIGNING AND DATING BELOW	Name and Address Social Security Number OR Employer Identification Number

Part 2—Certification—Under the penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certificate Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Payor's Request for Taxpayer Identification Number (TIN)	Part 3 Awaiting TIN ☐

Part 4—Check appropriate boxes:
	Individual/Sole proprietor ☐ Partnership ☐ Corporation ☐ Other (specify) ☐	Exempt from backup withholding ☐

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature	Date	, 20

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date	, 20

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
TENDERING HOLDER(S) SIGN HERE (Complete accompanying substitute Form W-9)
GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 3)
SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2